Bridge Builder Small Cap Fund

(formerly, Bridge Builder Small/Mid Cap Value Fund)

Summary Prospectus

Ticker: BBVSX	October 28, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at:

www.bridgebuildermutualfunds.com/literature

You may also obtain this information at no cost by calling 1-855-823-3611 or by e-mail at bridgebuilder@edwardjones.com. The Fund’s Prospectus and Statement of Additional Information, each dated October 28, 2026, are incorporated by reference into this Summary Prospectus.

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SUMMARY SECTION

Bridge Builder Small Cap Fund

Investment Objective

The investment objective of Bridge Builder Small Cap Fund (the “Fund” or the “Small Cap Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as annual program or administrative fees for participating in an Edward D. Jones & Co., L.P. (“Edward Jones”) sponsored investment advisory program (an “Advisory Program”), which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.02%

Total Annual Fund Operating Expenses	0.66%
Less Waivers(1)	(0.33)%

Net Annual Fund Operating Expenses(3)	0.33%

(1)

Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2027, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers (i.e., the Adviser does not receive any management fees from the Fund as a result of its waivers). This contractual agreement may not be terminated by the Adviser without the consent of the Board of Trustees (the “Board”) of Bridge Builder Trust (the “Trust”), except that the Adviser may terminate the agreement upon written notice to the Trust, effective as of the end of the expense limitation period ending October 28, 2027, if written notice is provided to the Trust by or before a date agreed to by the Board. Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.
(3)

The Net Annual Fund Operating Expenses shown in the fee table may not correlate to the net expense ratio reflected in the Financial Highlights included in this Prospectus or in the Fund’s financial statements. This is because the net expense ratio presented in the Financial Highlights and the financial statements reflects the effect of the Adviser’s management fee waiver during the Fund’s prior fiscal year, while the Net Annual Fund Operating Expenses shown in the fee table reflect the expected effect of the management fee waiver during the Fund’s current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2027). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$34	$178	$335	$791

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small capitalization companies and other instruments, such as derivative instruments with economic characteristics similar to securities of small capitalization companies, and investment companies that seek to track the performance of securities of small capitalization companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The Fund defines small capitalization companies as companies whose market capitalizations at the time of purchase are comparable to those of companies included in the Russell 2000® Index (as of September 30, 2026, companies with capitalizations below approximately $12.64 billion). The market capitalization of the companies included in the Russell 2000® Index will change with market conditions.

While the Fund primarily invests in equity securities of small-capitalization companies, it may also invest in securities of large and medium capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment strategies. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Fund may also buy or sell derivatives, principally futures contracts, currency forwards and total return swaps, for cash equitization purposes. The Fund may utilize a completion portfolio, which is a supplemental group of investments used to adjust the Fund’s overall portfolio exposures. The completion portfolio serves as a risk-management tool designed to help keep the Fund within the Adviser’s desired investment ranges and exposure limits relative to its benchmark index by seeking to offset material unintended portfolio exposures. In seeking to exceed the Fund’s benchmark index, a limited portion of the Fund will be managed to provide the Fund with two different sources of exposure: (a) a portfolio of U.S.-listed small capitalization equities, which is designed to gain exposure to the Fund’s benchmark index, and (b) a portfolio of fixed income securities of varying maturities, and related derivatives, principally futures contracts, forwards and swaps, managed with a view towards enhancing the Fund’s total return. The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors. As of the date of this Prospectus, the Fund expects to have significant exposure to securities of companies in the industrials sector, although this may change from time to time. Any investment companies or derivatives that provide exposure to the investments suggested by the Fund’s name or, with respect to derivatives, to one or more of the market risk factors associated with the investment focus suggested by the Fund’s name, are counted toward compliance with the Fund’s 80% investment policy.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that have been or will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of its portion of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers: American Century Investment Management, Inc. (“American Century”), Eagle Asset Management, Inc. (“Eagle”), Federated MDTA LLC (“Federated MDT”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), Pacific Investment Management Company LLC (“PIMCO”), Russell Investment Management, LLC (“RIM”), Silvercrest Asset Management Group LLC (“Silvercrest”) and Stephens Investment Management Group, LLC (“SIMG”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

American Century’s Principal Investment Strategies

Under normal market conditions, American Century will invest at least 80% of the portion of the Fund’s net assets that it manages in small capitalization companies. American Century considers small capitalization companies to include those with market capitalizations no larger than that of the largest company in the S&P Small Cap 600® Index or the Russell 2000® Index. In selecting stocks for the Fund, the portfolio managers of American Century look for equity securities of smaller companies whose stock price may not reflect the company’s value. The portfolio managers attempt to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the portfolio managers believe more accurately reflects the value of the company.

Eagle’s Principal Investment Strategies

During normal market conditions, Eagle primarily invests in the equity securities of small capitalization companies. When making investment decisions, Eagle generally focuses on investing in the securities of small capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value. Eagle uses a three-pronged investment philosophy when evaluating potential additions to the portfolio – quality, valuation, and balance. Eagle seeks quality by investing in companies with superior cash-flow generation, management teams with a successful record of business strategy execution, sustainable growth, and a defensive business model. It seeks attractive valuation using market fluctuations as opportunistic entry points. Finally, it attempts to balance the allocated portion of the Fund’s portfolio through sector-weight policies that provide diversification across major economic sectors.

Federated MDT’s Principal Investment Strategies

Federated MDT primarily invests in the common stock of small U.S. companies. Federated MDT utilizes a small capitalization growth approach by selecting most of its investments from companies listed in the Russell 2000® Growth Index. Federated MDT’s investments may include, but are not limited to, equity securities of domestic issuers and real estate investment trusts (REITs). As Federated MDT’s sector exposure approximates the Russell 2000® Growth Index, their allocated portion of the Fund may, from time to time, have larger allocations to certain broad market sectors, such as healthcare, technology and industrials. Federated MDT implements its strategy using a quantitative model driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. Federated MDT actively trades its portfolio securities as part of implementing its investment strategy.

MFS’ Principal Investment Strategies

MFS primarily invests in securities of companies with small capitalizations. MFS focuses on investing in the stocks of companies it believes are undervalued compared to their perceived worth (value companies). MFS normally invests across different industries and sectors, but MFS may invest a significant percentage of the portion of the Fund’s assets allocated to MFS in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments. Investments are selected by MFS primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

PIMCO’s Principal Investment Strategies

PIMCO seeks to exceed the total return of the Russell 2000® Index by gaining equity exposure to stocks together with a portfolio of Fixed Income Instruments (as defined below). Equity exposure can be obtained through direct investments in equity securities, ETFs and related derivatives, principally futures contracts, forwards and swaps. PIMCO defines “Fixed Income Instruments” to include bonds, debt securities (including high yield securities, commonly known as “junk bonds”), asset-backed securities (“ABS”), mortgage-related securities, mortgage-backed securities (“MBS”), and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, as well as fixed income related derivatives, principally futures contracts, forwards and swaps. PIMCO expects to gain exposure to equities and equity index derivatives with characteristics similar to those of stocks included in the Russell 2000® Index, in addition to or in place of investments in Russell 2000® Index stocks and/or equity-related underlying funds (such as exchange-traded funds) as part of an attempt to equal or exceed the daily performance of the Russell 2000® Index. PIMCO may seek equity exposure through any of the foregoing instruments. PIMCO typically will seek to gain notional long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to PIMCO’s allocated portion of the Fund’s net assets. Equity index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly. The remaining portion of PIMCO’s allocated portion of the Fund’s assets will consist primarily of Fixed Income Instruments and related derivatives. PIMCO actively manages Fixed Income Instruments and related derivatives with a view toward enhancing the Fund’s total return.

RIM’s Principal Investment Strategies

Cash Equitization:

At the direction of the Adviser, RIM will expose all or a portion of the Fund’s cash to the performance of certain markets by purchasing derivatives (also known as “cash equitization”), which includes index futures contracts, currency forwards, and total return swaps. This is intended to cause the Fund to perform as though all or a portion of its cash were actually invested in those markets.

Completion Portfolio:

At the direction of the Adviser, RIM will employ completion portfolio strategies to seek to achieve the Adviser’s preferred portfolio positioning for the Fund and in doing so may invest in equity securities, ADRs, GDRs, other investment companies, REITs, and derivatives such as futures contracts, currency forwards, and total return swaps. RIM may use quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and other instruments that RIM believes will achieve the Adviser’s preferred portfolio positioning for the Fund. At the direction of the Adviser, the strategy may be managed to offset undesired relative over- or under-weights to Fund exposures such as volatility, momentum, value, growth, capitalization size, industry, sector, country, specific securities or other factors to seek to achieve the Adviser’s preferred portfolio positioning for the Fund. RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, to implement the Adviser’s preferred portfolio positioning for the Fund.

Silvercrest’s Principal Investment Strategies

Silvercrest primarily invests in small capitalization companies. These companies typically possess, in the opinion of the portfolio manager, one or more of the following attributes:

●	Business that results in relatively consistent longer-term earning and cash flow growth;
●	Franchise/asset value that may make the company attractive to potential acquirers;
●	Cyclically depressed earnings and/or cash flow that has potential for improvement; or
●	A catalyst that will promote recognition of the company’s undervalued status.

SIMG’s Principal Investment Strategies

SIMG evaluates and selects securities of small capitalization companies. SIMG primarily invests in the common stock of U.S. companies, although ADRs can be purchased from time-to-time. When making its investment decisions, SIMG employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening in an effort to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets. SIMG has two screens—one for core growth stocks and one for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks, in comparison, are experiencing change that could lead to accelerated earnings growth.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks affecting the Fund that can cause a decline in value are set forth below. The risks are ordered in alphabetical order after the first four risks, although the order of the risk factors does not indicate the significance of any particular risk factor. Any additional risks associated with the Fund’s non-principal investments are described in the Statement of Additional Information (“SAI”). The SAI also provides additional information about the risks associated with the Fund’s principal investments described herein.

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Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

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Equity Securities Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

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Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices, including relevant benchmark indices, or other mutual funds with similar investment objectives.

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Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

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American Depositary Receipts or Global Depositary Receipts Risk. ADRs and GDRs are subject to many of the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

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Asset-Backed, Mortgage-Related, and Mortgage-Backed Securities Risk. Borrowers may default on the obligations that underlie ABS, mortgage-related securities, and MBS. During periods of rising interest rates, the Fund may be subject to extension risk and may receive principal later than it had expected, causing the Fund to experience additional volatility. During periods of falling interest rates, ABS, mortgage-related securities, and MBS may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. Collateralized mortgage obligations (“CMOs”), MBS, adjustable-rate mortgage securities (“ARMs”), interest-only securities (“IOs”), principal-only securities (“POs”), and inverse floaters may be more volatile and may be more sensitive to interest rate changes and prepayments than other mortgage-related securities. The impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) may result in a reduction in the value of the security. The risk of default, as described under “Credit Risk,” for privately-issued and sub-prime mortgages is generally higher than for other types of MBS. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities. In addition, ABS such as collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”) present credit risks that are not presented by MBS. This is because ABS generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an ABS defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security.

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Cash Equitization Risk. A portion of the Fund’s assets may use derivatives to obtain equity market exposure for cash held by the Fund. If the markets or indexes to which the derivatives provide exposure decline, the Fund may incur losses that it would not have incurred had the cash remained uninvested or been invested in cash equivalents. The strategy may not provide the intended exposure, replicate the target benchmarks, or replicate the performance of the applicable market or index due to instrument selection, differences between prices in the index futures market and the stock market, financing and margin considerations, roll and transaction costs, market movements, cash flows, or implementation timing. Inaccurate, incomplete, or delayed information concerning cash balances, cash flows, intended exposures, or investment guidelines, as well as errors in implementing or adjusting the strategy, may cause the Fund’s actual exposure to differ from its intended exposure.

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Completion Portfolio Risk. RIM manages a portion of the Fund’s assets as a completion portfolio to seek to achieve the Adviser’s preferred overall portfolio positioning for the Fund. Investments, including derivatives such as futures contracts, forwards and swaps, in the completion portfolio may be purchased or retained primarily for their contribution to the Fund’s desired market, sector, industry, style, factor, country, currency or other exposures rather than based on their individual investment merits or expected performance. Accordingly, the Fund may hold securities that perform poorly or that would not otherwise be selected under a security-specific, active investment approach. The completion portfolio may not achieve the intended exposures or results and could adversely affect the Fund’s performance.

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Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

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Credit Risk. Credit risk is the risk that the issuer of a bond will fail to make payments when due or default completely. If the issuer of the bond experiences an actual or anticipated deterioration in credit quality, the price of the bond may be negatively impacted. The degree of credit risk depends on the financial condition of the issuer and the terms of the bond.

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Currency Risk. As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, adversely affecting the value of the Fund.

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Derivatives Risk. An investment in derivatives (such as futures contracts, forwards and swaps) may not perform as anticipated by the Adviser or the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below. The Fund’s use of swaps and forwards is also subject to counterparty risk, which is described above.

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Fixed Income with Equity Beta Overlay Risk. The Fund seeks to generate returns from two distinct components: (i) “equity beta,” through derivatives, principally futures contracts, forwards and swaps, investments in exchange-traded funds and/or a portfolio of equity securities designed to provide the Fund’s intended equity market exposure; and (ii) “alpha,” through a portfolio of fixed-income securities of varying maturities and related derivatives that is actively managed with the objective of enhancing the Fund’s total return. There is no assurance that either component will perform as intended or that the Fund will successfully achieve or maintain its desired equity market exposure. The Fund’s alpha strategy may fail to generate positive returns and may detract from, rather than enhance, the Fund’s performance. In addition, gains from one component may not offset losses from the other, and the Fund may experience losses from both components simultaneously. As a result, the Fund may underperform its benchmark index and may experience losses greater than those that would result from exposure to the benchmark index alone.

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Foreign Securities Risk. The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, terrorism, armed conflicts and other geopolitical events, additional or fewer government regulations, the imposition of tariffs and other restrictions on trade or economic sanctions, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets. Geopolitical or other events such as nationalization or expropriation could cause the loss of the Fund’s entire investment in one or more countries. In addition, periodic U.S. government prohibitions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

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Growth Style Risk. Certain Sub-advisers manage their allocated portion of the Fund’s assets primarily using a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Growth stocks are stocks of companies expected to increase revenues and earnings at a faster rate than their peers.

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High Yield Securities Risk. High yield, or “junk,” securities involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. High yield securities also may be less liquid than higher quality investments. These securities may offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

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Interest Rate Risk. The value of fixed income securities may decline because of increases in interest rates or rise because of decreases in interest rates. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with shorter duration. The prices of fixed income securities with shorter duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly. Fluctuations in interest rates may also affect the liquidity of the fixed income securities held by the Fund. As a result, it is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. Changes in monetary policy made by central banks and/or their governments or changes in economic conditions may affect the level of interest rates, which could have sudden or unpredictable effects on the markets. A sudden or unpredictable rise or decline in interest rates may cause volatility and reduced liquidity in the markets, which could make it more difficult for the Fund to sell its investments at a time when it may be advantageous to do so and could cause the value of the Fund’s investments to decline, potentially suddenly and significantly.

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Investment Company and Exchange-Traded Fund (“ETF”) Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

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Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

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Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

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Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

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Prepayment and Extension Risk. When interest rates fall, issuers of higher-coupon debt obligations, as well as issuers of callable bonds, may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower-coupon debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower-coupon debt obligations.

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Quantitative Investing Risk. To the extent that a Sub-adviser’s investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund, the Fund can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

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Redemption Risk. The Fund may experience losses or realize taxable gains when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions. Large redemptions of the Fund’s shares may force the Fund to sell securities at times when it would not otherwise do so and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

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Regulatory and Judicial Risk. The regulation of securities markets, transactions and portfolio companies is subject to change. Such regulatory changes and judicial actions could have a substantial adverse effect on the Fund’s performance.

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Reinvestment Risk. Cash flows from fixed income securities are generally reinvested at current market rates. A decline in market rates may result in less attractive reinvestment opportunities and affect the Fund’s ability to meet its investment objective.

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Sector Focus Risk. Because the Fund may invest a significant portion of its assets in a particular sector of the market, the Fund may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the share price of a fund that is more broadly diversified across numerous sectors.

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Industrials Sector Risk. From time to time, the Fund may focus its investments in the industrials sector. The industrials sector predominantly consists of the capital goods, transportation and commercial services industries. These areas of the economy can be more cyclically sensitive, given the dependence on capital expenditure company spending. For instance, in a cyclical downturn companies may decrease their planned spending on machinery, building products and electrical equipment leading industrials companies to incur losses.

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U.S. Government Securities Risk. U.S. government obligations are affected by changes or expected changes in interest rates, among other things. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, such obligations are still subject to credit risk. Securities issued or guaranteed by federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Moreover, some securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to provide financial support to certain of these debt obligations, but no assurance can be given that the U.S. government will do so. From time to time, controversy or uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities (including those held by the Fund), cause the credit rating of the U.S. government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of U.S. Treasury securities and/or increase the costs of certain kinds of debt, all of which could have a material adverse impact on the Fund.

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Value Style Risk. Certain Sub-advisers manage their allocated portion of the Fund’s assets primarily using a value investment style. Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Value stocks are believed to be undervalued relative to their projected underlying profitability.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year performance and the table shows how the Fund’s average annual total returns for one, five and ten years compared to that of a broad measure of market performance and a more narrowly based index that reflects the market sectors in which the Fund invests. Prior to October 28, 2026, the Fund’s principal investment strategy focused on small and mid-capitalization companies with value characteristics. Performance prior to that date reflects the Fund’s prior principal investment strategy. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in an Advisory Program. See the Fund’s website www.bridgebuildermutualfunds.com/literature for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns

Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended December 31, 2020)	25.39%
Lowest (quarter ended March 31, 2020)	-32.28%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/26 to 9/30/26 was 10.88%.

Average Annual Total Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years

Return Before Taxes	9.14%	10.21%	9.42%

Return After Taxes on Distributions	6.07%	7.93%	8.05%

Return After Taxes on Distributions and Sale of Fund Shares	7.07%	7.64%	7.42%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)[1]	17.15%	13.15%	14.29%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)[1]	12.81%	6.09%	9.62%
Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)[1,2]	12.73%	10.02%	9.72%

1.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest companies based on a combination of their market cap and current index membership. The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® Index companies with lower price-to-book and lower forecasted growth values. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

2.

Effective October 28, 2026, the Fund changed its secondary benchmark from the Russell 2500® Value Index to the Russell 2000® Index because the Adviser believes that the Russell 2000® Index is more appropriate in light of the Fund’s current investment strategy.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

American Century
Portfolio Managers	Position with American Century	Length of Service to the Fund
Jeff John, CFA	Vice President and Senior Portfolio Manager	Since June 2021
Ryan Cope	Portfolio Manager	Since June 2021

Eagle
Portfolio Managers	Position with Eagle	Length of Service to the Fund
Matt McGeary, CFA	Portfolio Manager	Since September 2026
E.G. Woods, CFA	Portfolio Manager	Since September 2026
Jason Wulff, CFA	Portfolio Manager	Since September 2026
Matthew Spitznagle, CFA	Portfolio Manager	Since September 2026

Federated MDT
Portfolio Managers	Position with Federated MDT	Length of Service to the Fund
Daniel J. Mahr, CFA	Head of Federated MDT and Portfolio Manager	Since September 2026
Damien Zhang, CFA	Head of Federated MDT Research and Portfolio Manager	Since September 2026
Frederick L. Konopka, CFA	Trading Manager and Portfolio Manager	Since September 2026
John Paul Lewicke	Research Manager and Portfolio Manager	Since September 2026

MFS
Portfolio Manager	Position with MFS	Length of Service to the Fund
Richard Offen	Investment Officer and Portfolio Manager	Since December 2019

PIMCO
Portfolio Managers	Position with PIMCO	Length of Service to the Fund
Jerome Schneider	Managing Director, Portfolio Manager	Since October 2026
Daniel Hyman	Managing Director, Portfolio Manager	Since October 2026
Marc Seidner	Managing Director, Chief Investment Officer Non-traditional Strategies	Since October 2026

RIM
Portfolio Managers	Position with RIM	Length of Service to the Fund
Brian Causey, CFA	Senior Director, Co-Head of Overlay Solutions	Since May 2026
Jeremy Field	Senior Portfolio Manager, Customized Portfolio Solutions, Equity	Since May 2026
Evgenia Gvozdeva, PhD	Managing Director, Head of Research	Since May 2026
Christina Shockley	Director, Customized Portfolio Solutions	Since May 2026
Nick Zylkowski, CFA	Managing Director and Co-Head of Customized Portfolio Solutions	Since May 2026

Silvercrest
Portfolio Managers	Position with Silvercrest	Length of Service to the Fund
Roger W. Vogel, CFA*	Managing Director and Portfolio Manager	Since Inception
Jeffrey C. Allen, CFA	Managing Director and Co-Portfolio Manager	Since August 2025
Alexander I. Waldorf, CFA	Managing Director and Co-Portfolio Manager	Since August 2025

* Mr. Vogel will no longer serve as a portfolio manager to the portion of the assets of the Fund managed by Silvercrest effective January 1, 2027.

SIMG
Portfolio Manager	Position with SIMG	Length of Service to the Fund
Ryan Crane, CFA	Chief Investment Officer	Since September 2026

Purchase and Sale of Fund Shares

Fund shares are currently available to investors participating in an Advisory Program and to current and former Trustees of the Trust. Edward Jones, in its sole discretion, may determine the eligibility requirements of the Fund with respect to investors in an Advisory Program. Please discuss your eligibility to invest in the Fund with your Edward Jones financial advisor.

Advisory Program investors may purchase and sell or redeem Fund shares only from Edward Jones through an eligible Advisory Program. Current and former Trustees of the Trust may purchase and sell or redeem shares directly. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as qualified dividend income, ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.